As filed with the Securities and Exchange Commission on May 28, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant     [x]
Filed by a Party other than the Registrant     [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

THE ROYCE FUND

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The Royce Fund

745 Fifth Avenue
New York, NY 10151
(212) 508-4500
(800) 221-4268

May 28, 2014

Dear Shareholder:

          I am inviting you to vote on several important proposals relating to Royce Special Equity Multi-Cap Fund (the “Fund”), a series of The Royce Fund (the “Trust”). A special meeting of the Fund’s shareholders is scheduled for July 31, 2014 (the “Meeting”). This package contains information about the proposals and includes materials you will need to vote.

          You will be asked at the Meeting to consider and approve proposals that would change the classification of Royce Special Equity Multi-Cap Fund from a “diversified” fund to a “non-diversified” fund within the meaning of the Investment Company Act of 1940 and remove those fundamental investment restrictions of the Fund which have the effect of requiring it to operate as a “diversified” fund. A non-diversified fund may invest a larger percentage of its assets in a single issuer or in a smaller number of issuers than a diversified fund.

          The Fund’s portfolio manager uses an intensive value investment approach when managing the Fund, which typically results in the Fund holding proportionately larger positions in a relatively limited number of securities. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, believes operating Royce Special Equity Multi-Cap Fund as a non-diversified fund will provide it with enhanced flexibility in implementing this investment approach. In particular, implementation of the proposed changes will enable Royce to increase the Fund’s overweight positions in those securities in which it has a particularly strong conviction about their potential for long-term capital appreciation. Although Royce believes that the proposed changes are important to the Fund’s operations, such changes are not expected to affect the intensive value investment approach employed by the Fund’s portfolio manager.

          Because Royce’s investment decisions represent its subjective determinations and may not accurately reflect the investment prospects of a particular security, no assurance can be given that operating Royce Special Equity Multi-Cap Fund as a non-diversified fund will improve its investment performance. On the contrary, investing a larger percentage of the Fund’s assets in any single issuer or in a smaller number of issuers could increase the risk and volatility associated with an investment in the Fund and adversely affect its investment performance.

          Although the Trustees have determined that the proposed changes are in the best interests of the Fund and its shareholders, the final decision is yours. The enclosed materials explain these proposals in more detail and I encourage you to review them carefully. We hope that you will respond today to ensure that your shares will be represented at the Meeting. You may authorize a proxy to vote your shares by using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet; or

•	By returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the Meeting.

       If your vote has not been received as the date of the Meeting approaches, you may receive a call from a representative of the Fund or Boston Financial Data Services, Inc. (“BFDS”), our proxy solicitor, to request that you vote and to assist you in the voting process. If you need assistance voting, please call BFDS toll-free at 1-844-292-8013.

       As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

CHARLES M. ROYCE
President of The Royce Fund

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further proxy solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by touch-tone telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals.

THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 31, 2014

To the Shareholders of The Royce Fund (One Series):

              Royce Special Equity Multi-Cap Fund

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Royce Special Equity Multi-Cap Fund (the “Fund”), a series of The Royce Fund (the “Trust”), will be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on July 31, 2014 at 10:00 A.M. (Eastern time), for the following purposes:

1a.	To consider and approve changing the classification of the Fund from a “diversified” fund to a “non-diversified” fund within the meaning of the Investment Company Act of 1940.
1b.
To consider and approve removing the Fund’s fundamental investment restriction that prohibits it from investing, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities).

1c.	To consider and approve removing the Fund’s fundamental investment restriction that prohibits it from acquiring more than 10% of the outstanding voting securities of any one issuer.
2.	To transact such other business as may come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on May 16, 2014 as the record date for the determination of those shareholders entitled to vote at the Meeting or any adjournment thereof. Only holders of record of Fund shares at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof.

A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any Fund shareholder for any purpose relevant to the Meeting during ordinary business hours from and after July 17, 2014, at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151.

The Fund’s Annual Report to Shareholders for the year ended December 31, 2013 was previously mailed to its shareholders, and copies are available upon request, without charge, by writing to the Trust at 745 Fifth Avenue, New York, New York 10151 or by calling Investor Services toll-free at 1-800-221-4268.

Shareholder approval of each of Proposal No. 1a, Proposal No. 1b, and Proposal No. 1c will enable the Fund to operate as a “non-diversified” fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”). The Fund will continue to operate as a “diversified” fund within the meaning of the 1940 Act in the event Proposal No. 1a, Proposal No. 1b, and Proposal No. 1c are not approved by the Fund’s shareholders.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about these proposals.

IMPORTANT

To avoid the wasteful and unnecessary expense of further proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via touch-tone telephone or the Internet by following the instructions on the proxy card or the Notice of Internet Availability of Proxy Materials. Please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Trustees of the Trust, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting.

By Order of the Board of Trustees of The Royce Fund

John E. Denneen
Secretary

May 28, 2014

Important notice regarding the availability of proxy materials for the special meeting of shareholders of Royce Special Equity Multi-Cap Fund to be held on July 31, 2014:

The Notice, Proxy Statement and Proxy Card for
Royce Special Equity Multi-Cap Fund are available at www.2voteproxy.com/royce

PROXY STATEMENT

THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

SPECIAL MEETING OF SHAREHOLDERS
OF ROYCE SPECIAL EQUITY MULTI-CAP FUND ON JULY 31, 2014

INTRODUCTION

The accompanying Proxy is solicited on behalf of the Board of Trustees of The Royce Fund (the “Board”) for use at a Special Meeting of Shareholders (the “Meeting”) of Royce Special Equity Multi-Cap Fund (the “Fund”), a series of The Royce Fund (the “Trust”), to be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, at 10:00 A.M. (Eastern time), on July 31, 2014 and at any adjournments thereof. The approximate mailing date of this Proxy Statement is June 2, 2014. This Proxy Statement is also available at www.2voteproxy.com/royce.

As described in more detail in this Proxy Statement, the Meeting is being held to vote on proposals that would change the classification of Royce Special Equity Multi-Cap Fund from a “diversified” fund to a “non-diversified” fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”) and remove those fundamental investment restrictions of the Fund which have the effect of requiring it to operate as a “diversified” fund.

All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxy cards will be voted “FOR” each of Proposal No. 1a, Proposal No. 1b, and Proposal No. 1c.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust’s address indicated above or by submitting a new proxy card with a later date. In addition, any shareholder attending the Meeting may vote in person, whether or not he or she has previously submitted a proxy card.

The Board has set the close of business on May 16, 2014 as the record date (the “Record Date”) for determining those shareholders entitled to vote at the Meeting or any adjournment thereof. Only holders of record of Fund shares at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. Fund shareholders on the Record Date will be entitled to one vote for each full share of beneficial interest (“share”) held in the Fund (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

The Trust, on behalf of the Fund, has retained Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169 (“BFDS”), to solicit proxies for the Meeting. BFDS is responsible for printing proxy cards, mailing proxy material to Fund shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. The cost of these services is expected to range from approximately $21,500 to $28,600, and will be paid by the Fund. If you need assistance voting, please call BFDS toll-free at 1-844-292-8013.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust and Royce Fund Services, Inc., the Fund’s distributor, without cost to the Fund. Such solicitation may be by telephone, facsimile, or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries, and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, the Fund will reimburse brokers, custodians, nominees, and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of Fund shares held of record by such persons.

As of the Record Date, the Fund had outstanding the number of shares of each share class as indicated in the table immediately below.

Share Class	Number of Shares Outstanding
Investment	4,230,469
Service	5,777,222
Institutional	3,075,661
Consultant	339,959

The vote required for approval of each of Proposal No. 1a, Proposal No. 1b, and Proposal No. 1c is a majority of the Fund’s outstanding voting securities, which is defined in the 1940 Act as the lesser of: (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the Fund’s shares are present or represented at the Meeting. The Fund will not operate as a “non-diversified” fund within the meaning of the 1940 Act unless each of these proposals is approved by the Fund’s shareholders. If Fund shareholders approve each of these proposals, it is expected that the Fund will be begin to operate as a “non-diversified” fund within the meaning of the 1940 Act as soon as reasonably practicable after the Meeting.

The Board knows of no business other than that mentioned in Proposal No. 1a, Proposal No. 1b, and Proposal No. 1c of the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

Summary of Proposal No. 1a, Proposal No. 1b, and Proposal No. 1c

To consider and approve changing the classification of Royce Special Equity Multi-Cap Fund from a “diversified” fund to a “non-diversified” fund within the meaning of the
Investment Company Act of 1940 and removing those fundamental investment restrictions of the Fund which have the effect of requiring it to operate as a “diversified” fund.

General. At a meeting of the Board held on April 28-29, 2014 (the “Board Meeting”), the Board, including all of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust (collectively, the “Independent Trustees”), approved changing the classification of Royce Special Equity Multi-Cap Fund from a “diversified” fund to a “non-diversified” fund within the meaning of the 1940 Act and removing those fundamental investment restrictions of the Fund which have the effect of requiring it to operate as a “diversified” fund. Under the 1940 Act, the Fund may not, however, change its classification or remove the related fundamental investment restrictions as described above unless such changes are also approved by the vote of a “majority of its outstanding voting securities” (as defined in the 1940 Act). At the Board Meeting, the Trustees unanimously: (i) determined that the proposed changes are in the best interests of the Fund and its shareholders and (ii) recommended that the Fund’s shareholders approve such changes.

Principal Investment Strategy of Royce Special Equity Multi-Cap Fund. The Fund normally invests at least 80% of its net assets in equity securities. The Fund’s portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses, and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff. Although the Fund may invest in the equity securities of companies of any stock market capitalization, a significant portion of the Fund’s assets generally are invested in the equity securities of mid- and larger-cap companies with stock market capitalizations of more than $5 billion. The Fund may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries but normally focuses on the securities of U.S. companies.

The Fund’s portfolio manager typically employs a focused approach when managing the Fund, which results in the Fund holding proportionately larger positions in a relatively limited number of securities. For example, as of December 31, 2013, the Fund held 30 portfolio securities.

“Diversified” funds. The 1940 Act requires a fund to recite in its registration statement whether it is a “diversified” or “non-diversified” fund. As noted above, the Fund has elected to be classified as a “diversified” fund within the meaning of the 1940 Act. As a result, the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Up to 25% of the Fund’s total assets may, however, be invested without regard to these 1940 Act limitations. The above-referenced limitations do not apply to cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities, or to the securities of other funds. In addition, these limits only apply at the time the Fund purchases a security. As a result, post-purchase increases or decreases in the value of specific portfolio securities held by the Fund or the Fund’s overall net asset level will not result in a violation of these 1940 Act limitations.

Under the 1940 Act, a fund is also required to adopt certain “fundamental” investment limitations with respect to certain matters that can be changed only by a shareholder vote. Pursuant to those requirements, the Fund may not, as a matter of fundamental investment policy:

Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities).

Acquire more than 10% of the outstanding voting securities of any one issuer.

Although not identical to the 1940 Act requirements for a diversified fund, the above-referenced fundamental investment restrictions nonetheless have the effect of requiring the Fund to operate as a “diversified” fund within the meaning of the 1940 Act.

“Non-diversified” funds. The 1940 Act does not limit the amount non-diversified funds may invest in a single issuer. Certain provisions of the Internal Revenue Code of 1986 (the “Code”) that are applicable to mutual funds do, however, impose various diversification requirements on non-diversified funds. With respect to 50% of a non-diversified fund’s total assets, that fund may not invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 50% of a non-diversified fund’s total assets, the fund may not invest more than 25% of its assets in any one issuer. Thus, a non-diversified fund may invest in as few as 12 issuers and still comply with the Code’s diversification requirements.

A non-diversified fund must comply with the Code’s diversification requirements only as of the end of each of its fiscal quarters. As a result, a non-diversified fund may concentrate its assets among one issuer or a limited number of issuers in excess of the Code’s limits during all periods other than its fiscal quarter ends. The Code’s diversification requirements do not, however, apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or to the securities of other investment companies. In addition, because the Code’s limits only apply at the time a non-diversified fund purchases a security, post-purchase increases or decreases in the value of that fund’s portfolio securities or its overall net asset level will not result in a violation of those limits or result in any adverse U.S. federal income tax consequences to the fund.

The Trust notes that the 1940 Act rules permit a fund that is classified as non-diversified to operate temporarily as diversified without a formal classification change so long as the fund was diversified for less than three consecutive years. Thus, in the event each of the proposals is approved by the Fund’s shareholders, Royce may from time to time operate the Fund as diversified based upon its assessment of then-current market conditions and investment opportunities. Should Royce continue to operate the Fund as diversified for more than three consecutive years, the Fund’s formal classification would automatically revert back to diversified from non-diversified. Notwithstanding the foregoing, it is Royce’s current intention to operate the Fund as non-diversified in the event all of the required shareholder approvals are received.

Rationale for Proposed Changes. As noted above, the Fund’s portfolio manager uses an intensive value investment approach when managing the Fund, which typically results in the Fund holding proportionately larger positions in a relatively limited number of securities. Royce believes operating Royce Special Equity Multi-Cap Fund as a non-diversified fund will provide it with enhanced flexibility in implementing this investment approach. In particular, implementation of the proposed changes will enable Royce to increase the Fund’s overweight positions in those securities in which it has a particularly strong conviction about their potential for long-term capital appreciation. Although Royce believes that the proposed classification change is important to the Fund’s operations, such change is not expected to affect the intensive value investment approach employed by the Fund’s portfolio manager. No assurance can be given that operating the Fund as a non-diversified fund will improve its investment performance.

Non-Diversified Fund Risks. To the extent the Fund operates as a non-diversified fund (i.e., it invests in a single issuer or in a limited number of issuers in excess of the 1940 Act requirements for a diversified fund), adverse developments affecting a particular security may cause the Fund’s performance to be more sensitive to developments affecting that security than a fund that is diversified. The share price of a non-diversified fund may be more volatile than the share price of a diversified fund because the non-diversified fund may be more susceptible to any single economic, business, political, or regulatory occurrence than a diversified fund. If Royce’s investment decisions are not successful and a particular security fails to produce the expected results, the negative impact to the Fund may be greater than if the Fund were diversified.

The Board, including all of the Independent Trustees,
recommends that shareholders of Royce Special Equity Multi-Cap Fund vote “For” approval of each of Proposal No. 1a, Proposal No. 1b, and Proposal No. 1c.

ADDITIONAL INFORMATION

Quorum
A quorum of shareholders is necessary to hold a valid meeting of shareholders. Under the Bylaws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of the Fund on the Record Date are present at the Meeting in person or by proxy. Abstentions are counted for the purposes of determining both the presence or absence of a quorum at the Meeting and the total number of shares present at the Meeting.

Required Vote
The vote required for approval of each of Proposal No. 1a, Proposal No. 1b, and Proposal No. 1c is a majority of the Fund’s outstanding voting securities, which is defined in the 1940 Act as the lesser of: (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the Fund’s shares are present or represented at the Meeting. The Fund will not operate as a “non-diversified” fund within the meaning of the 1940 Act unless each of these proposals is approved by the Fund’s shareholders. If Fund shareholders approve each of these proposals, it is expected that the Fund will be begin to operate as a “non-diversified” fund within the meaning of the 1940 Act as soon as reasonably practicable after the Meeting.

Adjournment of Meeting; Other Matters
In the event that sufficient votes in favor of each of the proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against such proposals.

Under the New York Stock Exchange rules that govern brokers who have record ownership of Fund shares that are held in “street name” for their customers, who are the beneficial owners of the Fund shares, brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters. With respect to each of Proposal No. 1a, Proposal No. 1b, and Proposal No. 1c, it is not expected that brokers will be permitted to vote Fund shares in their discretion. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against each proposal as well as a vote against any adjournment.

Shareholders vote at the Meeting by casting ballots (in person or by proxy) which will be tabulated by one or two persons who were appointed by the Board before the Meeting to serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

Affiliated Broker-Dealer
Royce Fund Services, Inc. (“RFS”), a New York corporation and wholly-owned subsidiary of Royce, is the distributor of the Fund. RFS’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Information Concerning Royce
 Royce, a Delaware limited liability company, is the Fund’s investment adviser and a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), 100 International Drive, Baltimore, MD 21202. Legg Mason owns a diversified group of global asset managers and is listed on the New York Stock Exchange (symbol: LM). Royce is registered as an investment adviser under the Investment Advisers Act of 1940. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, New York 10151. Charles M. Royce has been Royce’s President during this period.

Information About Share Ownership
The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the outstanding shares of the Fund’s share classes as of the Record Date are listed in the table immediately below.

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Royce Special Equity Multi-Cap Fund
Service Class

Charles Schwab & Co., Inc.	1,353,112	Record	23.42%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	1,200,636	Record	20.78%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept.
New York, NY 10281

Pershing LLC	814,150	Record	14.09%
P.O. Box 2052
Jersey City, NJ 07303-2052

TD Ameritrade Inc. for the	604,062	Record	10.46%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

Vincent Meyer	508,612	Record	8.80%
Les Fils Dreyfus & Cie SA
Banquiers Aeschenvorstadt 16
4002 Basel Switzerland

Royce Special Equity Multi-Cap Fund
Investment Class

National Financial Services	1,934,456	Record	45.73%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Stifel & Nicolaus & Co. Inc.	562,282	Record	13.29%
Exclusive Benefit of Our Customers
501 N. Broadway
St. Louis, MO 63102-2188

Pershing LLC	247,174	Record	5.84%
1 Pershing Plaza
Jersey City, NJ 07399-0001

Royce Special Equity Multi-Cap Fund
Institutional Class

NFS LLC FEBO	1,252,607	Record	40.73%
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-0001

NFS LLC FEBO	882,237	Record	28.68%
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-0001

Mac & Co.	333,063	Record	10.83%
Mutual Fund Operations
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 1523-3198

Saxon & Co.	330,163	Record	10.73%
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

Royce Special Equity Multi-Cap Fund
Consultant Class

Morgan Stanley Smith Barney	306,140	Record	90.05%
Harborside Financial Center Plaza
23rd Floor
Jersey City, NJ 07311

As of the Record Date, the Trustees and officers of the Trust (13 individuals) owned, in the aggregate, 2.76% of the Investment Class shares of the Fund. For the Service Class, Institutional Class, and Consultant Class shares of the Fund, the Trustees and officers of the Trust (13 individuals) owned, in the aggregate, less than 1% of the outstanding shares of each such class of the Fund as of the Record Date.

Shareholder Proposals
The Trust and the Fund are not required, and neither currently intends, to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust’s proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Proxy Delivery
If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-800-221-4268, or write the Trust at 745 Fifth Avenue, New York, New York 10151.

OTHER BUSINESS

While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

By order of the Board of Trustees of The Royce Fund

John E. Denneen,
Secretary

Please fill in, date and sign the proxy card and return it in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient voting options.

Dated: May 28, 2014

FORM OF PROXY CARD
THE ROYCE FUND

PROXY	ROYCE SPECIAL EQUITY MULTI-CAP FUND	PROXY
745 Fifth Avenue
New York, New York 10151

This Proxy is solicited on behalf of the Board of Trustees of The Royce Fund

The undersigned hereby appoints Charles M. Royce and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Royce Special Equity Multi-Cap Fund (the “Fund”), a series of The Royce Fund, held of record by the undersigned on May 16, 2014 at the Special Meeting of Shareholders of the Fund to be held at 10:00 A.M. (Eastern Time) on July 31, 2014, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of Proposal No. 1a, Proposal No. 1b, and Proposal No. 1c.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

To vote by Telephone
Read the Proxy Statement and have the Proxy Card below at hand. Call us toll-free at 1-800-830-3542 and follow the simple instructions provided.

To vote by Internet
Read the Proxy Statement and have the Proxy Card below at hand. Go to the Website www.2voteproxy.com/royce.com and follow the on-line instructions provided.

To vote, mark blocks below in blue or black ink as follows: x

ROYCE SPECIAL EQUITY MULTI-CAP FUND

	For	Against	Abstain
1a.
To consider and approve changing the classification of Royce Special Equity Multi-Cap Fund from a “diversified” fund to a “non-diversified” fund within the meaning of the Investment Company Act of 1940.
	[ ]	[ ]	[ ]
1b.
To consider and approve removing Royce Special Equity Multi-Cap Fund’s fundamental investment restriction that prohibits it from investing, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities).
	[ ]	[ ]	[ ]
1c.
To consider and approve removing Royce Special Equity Multi-Cap Fund’s fundamental investment restriction that prohibits it from acquiring more than 10% of the outstanding voting securities of any one issuer.
	[ ]	[ ]	[ ]

2. The proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Mark box at right if an address change or	[ ]
comment has been noted on the reverse
side of this card.

Shareholder Sign Here	Date	Co-Owner Sign Here	Date	RECORD DATE SHARES:	CONTROL NUMBER: